Supplement dated August 18, 2025
to the Updating Summary Prospectus and Prospectus
dated May 1, 2025 for:

Principal® Freedom Variable Annuity

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Separate Account B
This supplement updates information contained in the Updating Summary Prospectus and Prospectus referenced above. Please retain this supplement for future reference.
APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following changes are made to the list of Underlying Mutual Funds available under the Contract contained in the above-referenced appendix.
The existing row for the Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2 is replaced with the new row below to reflect the termination of the previous sub-advisor:

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Global Large-Stock Blend	Franklin Templeton VIP Trust – Templeton Growth VIP Fund (2)(3) – Class 2 Templeton Global Advisors Limited	1.12%	5.40%	4.60%	4.08%

Classification: Company Confidential